SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K
__________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 20, 2007

ROCKELLE CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	333-124770	98-0407800
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

162 Miller Place Road
Miller Place, New York 11764
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(631) 244-9841
(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On February 20, 2008, Infante and Company (“Infante”) resigned as our independent registered public accounting firm. We have engaged Berman & Company, P.A. (“Berman”) as our new independent registered public accounting firm. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a)	(i)	Infante resigned as our independent registered public accounting firm effective on February 20, 2008.

(ii)
For the two most recent fiscal years ended December 31, 2005 and 2006, Infante’s report on the financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than for a going concern.

(iii)	The resignation of Infante and engagement of Berman was approved by the Company’s Board of Directors.

(iv)
The Company and Infante did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the fiscal years ended December 31, 2005 and 2006, for the review of the unaudited financial statements for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007, and subsequent interim period from October 1, 2007 through the date of resignation, which disagreements, if not resolved to the satisfaction of Infante, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

(v)
During our fiscal years ended December 31, 2005 and 2006, for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007, and subsequent interim period from October 1, 2007 through the date of dismissal, we did not experience any reportable events.

(b)	On February 26, 2008, we engaged Berman to be our independent registered public accounting firm.

(i)
Prior to engaging Berman, we had not consulted Berman regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with Berman regarding any disagreements with our prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(ii)	We did not have any disagreements with Infante and therefore did not discuss any past disagreements with Infante.

(c)
The Registrant has requested Infante to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant regarding Infante. Attached hereto as Exhibit 16.1 is a copy of Infante’s letter to the SEC dated February 25, 2008.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

16.1	Letter dated February 25, 2008 from Infante and Company to the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockelle Corp.

By: /s/ Gerard Stephan
GERARD STEPHAN
CEO

Dated: February 26, 2008